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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of First Charter Corporation (the "Corporation") and the several undersigned Officers and Directors thereof whose signatures appear below hereby makes, constitutes and appoints Lawrence M. Kimbrough and Robert O. Bratton, and each of them acting individually, its and his true and lawful attorneys, with full power to act without the other and with full power of substitution, to execute, deliver and file in its name and on its and his behalf, and in each of the undersigned Officer's and Director's capacity or capacities as shown below, (a) a Registration Statement on Form S-3 (or other appropriate form) with respect to the registration under the Securities Act of 1933, as amended (the "Securities Act"), of 1,000,000 shares of the Common Stock of the Corporation for sale and distribution from time to time to shareholders of the Corporation pursuant to the automatic reinvestment of dividends paid on the Corporation's Common Stock and the investment of additional cash contributions, pursuant to the Dividend and Reinvestment and Stock Purchase Plan, and any and all amendments, including any and all post-effective amendments, to the foregoing and any and all documents in support thereof or supplemental thereto, and (b) such registration statements, petitions, applications, consents to service of process or other instruments, and any and all amendments or supplements to the foregoing and any and all documents in support thereof or supplemental thereto, as may be necessary or advisable to qualify or register the securities covered by said Registration Statement under such state or other securities laws, regulations and requirements as may be applicable; and each of the Corporation and said Officers and Directors hereby grants to said attorneys, and to each of them, full power and authority to do and perform each and every act and thing whatsoever as said attorneys or attorney may deem necessary or advisable to carry out fully the intent of this power of attorney to the same extent and with the same effect as the Corporation might or could do, and as each of said Officers and Directors might or could do personally in his capacity or capacities as aforesaid, and each of the Corporation and said Officers and Directors hereby ratifies and confirms all acts and things which said attorneys or attorney might do or cause to be done by virtue of this power of attorney and its or his signature as the same may be signed by said attorneys or attorney, or either of them, to any or all of the following (and/or any and all amendments and supplements to any or all thereof): such Registration Statement under the Securities Act, and all such registration statements, petitions, applications, consents to service of process and other instruments, and any and all amendments to the foregoing and any and all documents in support thereof or supplemental thereto, under such securities laws, regulations and requirements as may be applicable.

         IN WITNESS WHEREOF, First Charter Corporation has caused this power of attorney to be signed on its behalf, and each of the undersigned Officers and Directors of the Corporation in the capacity or capacities noted has hereunto set his hand on the date indicated.

                                   FIRST CHARTER CORPORATION


                                   By: /s/ Lawrence M. Kimbrough
                                      ------------------------------------------
                                           Lawrence M. Kimbrough
                                           President and Chief Executive Officer

                                   Dated: July 15, 1998



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
         Signature                                   Title                                    Date
         ---------                                   -----                                    ----
/s/ Lawrence M. Kimbrough                      President, Chief Executive               July 15, 1998
------------------------------------------     Officer and Director
Lawrence M. Kimbrough                          (Principal Executive
                                               Officer)


/s/ Robert O. Bratton                          Executive Vice President                 July 15, 1998
------------------------------------------     (Principal Financial
Robert O. Bratton                              and Principal Accounting
                                               Officer)


/s/ William R. Black                           Director                                 July 15, 1998
------------------------------------------
William R. Black


/s/ Michael R. Coltrane                        Director                                 July 15, 1998
------------------------------------------
Michael R. Coltrane


                                               Director                                 July __, 1998
------------------------------------------
J. Roy Davis, Jr.


/s/ T. Carl Dedmon                             Director                                 July 15, 1998
------------------------------------------
T. Carl Dedmon


                                               Director                                 July __, 1998
------------------------------------------
James B. Fincher


/s/ John J. Godbold, Jr.                       Director                                 July 15, 1998
------------------------------------------
John J. Godbold, Jr.


/s/ H. Clark Goodwin                           Director                                 July 15, 1998
------------------------------------------
H. Clark Goodwin


/s/ Charles F. Harry III                       Director                                 July 15, 1998
------------------------------------------
Charles F. Harry III


/s/ Frank H. Hawfield, Jr.                     Director                                 July 15, 1998
------------------------------------------
Frank H. Hawfield, Jr.


/s/ J. Knox Hillman, Jr.                       Director                                 July 15, 1998
------------------------------------------
J. Knox Hillman, Jr.


/s/ Jerry E. McGee                             Director                                 July 15, 1998
------------------------------------------
Jerry E. McGee




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
                                               Director                                 July __, 1998
------------------------------------------
Hugh H. Morrison


/s/ Thomas R. Revels                           Director                                 July 15, 1998
------------------------------------------
Thomas R. Revels